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                            SECTION 906 CERTIFICATION


         We, James E. Ross, President and Principal Executive Officer, and Gary L. French, Treasurer and Chief Financial Officer, of the streetTRACKS(R) Series Trust (the "registrant"), certify that:

         1. The report on Form N-CSR of the registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.


By:       /s/ James E. Ross
         ---------------------------
         James E. Ross
         President and Principal Executive Officer


Date:          February 17, 2006
         ---------------------------



By:       /s/ Gary L. French
         ---------------------------
         Gary L. French
         Treasurer and Chief Financial Officer


Date:          February 17, 2006
         ---------------------------